UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2017

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 1, 2017, Premier, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders:

1.    elected five Class I Directors nominated to serve on the Company’s Board of Directors until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified;

2.    ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year 2018;

3.    approved a proposal to increase the non-employee director compensation limit under the Amended and Restated Premier, Inc. 2013 Equity Incentive Plan, as amended (the “2013 Equity Incentive Plan”); and

4.    approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting (the “Proxy Statement”).

A more complete description of each item is set forth in the Proxy Statement.

As of the record date for the Annual Meeting, there were 53,561,358 shares of the Company’s Class A common stock and 86,067,478 shares of the Company’s Class B common stock issued and outstanding. However, as a result of the Class B common unit exchange process discussed in the Proxy Statement, under “Frequently Asked Questions—What is the Class B common unit exchange process? Will it impact the Annual Meeting?,” 3,651,294 shares of Class B common stock were retired on or about October 31, 2017. In addition, 78,589 shares of Class B common stock were retired on November 1, 2017 in connection with the departure of a member owner. The 82,337,595 currently outstanding shares of Class B common stock were voted at the Annual Meeting pursuant to the Voting Trust Agreement, dated October 1, 2013, relating to shares of Class B common stock, as discussed in the Proxy Statement.

Each share of Class A common stock and Class B common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The Class A common stock and Class B common stock voted together as a class. Votes representing approximately 93% of the combined voting power of the Class A common stock and Class B common stock, as of the record date, were present in person or represented by proxy at the Annual Meeting.

The final voting results for the Annual Meeting were as follows:

Item 1—Election of Directors

Each of the five nominees named in the Proxy Statement was elected by the stockholders to the Company’s Board of Directors for three-year terms based on the following vote:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Eric J. Bieber, MD	106,069,339	20,810,371	2,567,505
Stephen R. D’Arcy	124,440,259	2,439,451	2,567,505
William B. Downey	106,071,727	20,807,983	2,567,505
Philip A. Incarnati	111,846,055	15,033,655	2,567,505
Marc D. Miller	106,264,747	20,614,963	2,567,505

Item 2—Ratification of the Appointment of Ernst & Young LLP

The appointment of Ernst & Young as the Company’s independent registered public accounting firm for the Company’s fiscal year 2018 was ratified by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
129,361,017	71,107	15,091	NA

Item 3—Approval of a Proposal to Increase the Non-Employee Director Compensation Limit under the 2013 Equity Incentive Plan

The proposal to increase the non-employee director compensation limit under the 2013 Equity Incentive Plan was approved by the stockholders based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
125,165,117	1,687,392	27,201	2,567,505

Item 4—Advisory Vote to Approve Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement, based on the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
126,051,081	793,205	35,424	2,567,505

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
Name:	Susan D. DeVore
Title:	President and Chief Executive Officer

Date: December 1, 2017